                                                                    EXHIBIT 10.3

                                                                  Execution Copy








                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                             PWT ACQUISITION CORP.

                                      AND

                     EACH OF THE NEW INVESTORS NAMED HEREIN




                       ----------------------------------

                         DATED AS OF SEPTEMBER 16, 1998

                       ----------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                      Page

1.  Authorization and Closing........................................... 1
    1A.    Authorization of the Acquisition Stock....................... 1
    1B.    Purchase and Sale of the Acquisition Stock................... 1
    1C.    The Closing.................................................. 2

2.  Conditions of Each New Investor's Obligation at the Closing......... 2
    2A.    Representations and Warranties; Covenants.................... 2
    2B.    Articles of Incorporation.................................... 2
    2C.    Sale of the Acquisition Stock to Each New Investor........... 2
    2D.    Merger Agreement............................................. 2
    2E.    Litigation................................................... 2
    2F.    Filings...................................................... 2
    2G.    Governmental Consents and Approvals.......................... 3
    2H.    Closing Documents............................................ 3

3.  Representations and Warranties of Acquisition....................... 3
    3A.    Organization, Corporate Power and Licenses................... 3
    3B.    Capital Stock and Related Matters............................ 3
    3C.    Authorization; No Breach..................................... 4
    3D.    Conduct of Business; Liabilities............................. 4
    3E.    Merger Agreement Representations............................. 4

4.  Definitions......................................................... 4
    4A.    Definitions.................................................. 4

5.  Miscellaneous....................................................... 6
    5A.    New Investor's Investment Representations.................... 6
    5B.    Consent to Amendments........................................ 6
    5C.    Survival of Representations and Warranties................... 7
    5D.    Successors and Assigns....................................... 7
    5E.    Severability................................................. 7
    5F.    Entire Agreement............................................. 7
    5G.    Counterparts................................................. 7
    5H.    Descriptive Headings; Interpretation......................... 7
    5I.    Governing Law................................................ 7
    5J.    Notices...................................................... 8
    5K.    No Strict Construction....................................... 9
    5L.    Understanding Among the New Investors........................ 9


Schedules and Exhibit
---------------------

Schedule of New Investors

                            STOCK PURCHASE AGREEMENT
                            ------------------------

          THIS STOCK PURCHASE AGREEMENT is made as of September 16, 1998, by and among PWT Acquisition Corp., a California corporation ("Acquisition"), and the Persons listed on the attached Schedule of New Investors (collectively referred to herein as the "New Investors" and individually as a "New Investor"). Except as otherwise indicated herein, capitalized terms used herein are defined in
Section 4 hereof.

          WHEREAS, pursuant to this Agreement, Acquisition desires to issue and sell and the New Investors desire to purchase an aggregate of 88,456.70 shares of Acquisition's Class A Participating Preferred Stock, par value $.01 per share (the "Preferred Stock"), and 175,471.66 shares of Acquisition's Common Stock, par value $.01 per share (the "Common Stock"), for the aggregate consideration set forth on the Schedule of New Investors (the Preferred Stock and Common Stock collectively referred to herein as the "Acquisition Stock");

          WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of June 30, 1998 (as such agreement may be amended and modified from time to time in accordance with its terms, the "Merger Agreement"), by and among Acquisition, Pac-West Telecomm, Inc., a California Corporation (the "Company"), Bay Alarm Company, a California Corporation ("Bay Alarm"), and John K. La Rue ("La Rue") (Bay Alarm and La Rue collectively referred to herein as "Existing Shareholders" and individually as an "Existing Shareholder"), Acquisition will merge with and into the Company as set forth in the Merger Agreement (the "Merger");

          WHEREAS, the New Investors are purchasing the Acquisition Stock hereunder in order to provide a portion of the financing necessary to consummate the Merger; and

          WHEREAS, the purchase and sale of the Acquisition Stock contemplated by this Agreement will be consummated immediately prior to the consummation of the Merger pursuant to the terms of the Merger Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the New Investors and Acquisition agree as follows:

          Section  1.    Authorization and Closing.

          1A. Authorization of the Acquisition Stock. Acquisition shall authorize the issuance and sale to the New Investors of an aggregate of 88,456.70 shares of Preferred Stock having the rights and preferences set forth in Exhibit A attached hereto, and 175,471.66 shares of Common Stock.

          1B. Purchase and Sale of the Acquisition Stock. At the Closing (as defined in paragraph 1C), Acquisition shall sell to each New Investor and, subject to the terms and conditions set forth herein, each New Investor shall purchase from Acquisition the number of shares of

Acquisition Stock set forth opposite such New Investor's name on the Schedule of New Investors attached hereto for the consideration set forth opposite such New Investor's name on said Schedule. The sale of the Acquisition Stock to each New Investor shall constitute a separate sale hereunder.

          1C. The Closing. The closing of the separate purchases and sales of the Acquisition Stock (the "Closing") shall take place immediately prior to the Merger and at the same place as the closing of the Merger or at such other time and place as may be mutually agreeable to each of the New Investors and Acquisition. At the Closing, Acquisition shall record on its books and records the Acquisition Stock to be purchased by such New Investor, upon payment of the consideration therefor in the aggregate amount set forth opposite such New Investor's name on the Schedule of New Investors attached hereto.

          Section 2. Conditions of Each New Investor's Obligation at the Closing. The obligation of each New Investor to purchase and pay for the Acquisition Stock to be purchased by such New Investor at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          2A. Representations and Warranties; Covenants. The representations and warranties contained in Section 3 hereof shall be true and correct at and as of the Closing as though then made and Acquisition shall have performed all of the covenants required to be performed by it hereunder prior to the Closing.

          2B. Articles of Incorporation. Acquisition's Articles of Incorporation (the "Articles of Incorporation") shall be amended and restated to include the provisions set forth in Exhibit A attached hereto, shall be in full force and effect under the laws of the State of California as of the Closing and shall not have been amended or modified.

          2C. Sale of the Acquisition Stock to Each New Investor. Acquisition shall have simultaneously sold to each New Investor the Acquisition Stock to be purchased by such New Investor hereunder at the Closing and shall have received payment therefor in full.

          2D. Merger Agreement. The Merger Agreement shall be in form and substance reasonably satisfactory to each New Investor, shall be in full force and effect as of the Closing and shall not have been amended or modified.

          2E. Litigation. No suit, action or other proceeding shall be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit the transactions contemplated hereby and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

          2F. Filings. Acquisition shall have made all filings required to be made by Acquisition and shall have obtained all permits and other authorizations required to be obtained by Acquisition under all applicable federal and state securities laws to consummate the transactions contemplated by this Agreement in compliance with such laws.

          2G. Governmental Consents and Approvals. Acquisition and the New Investors shall have received or obtained all governmental and regulatory consents and approvals that are necessary for the consummation of the transactions contemplated hereby, in each case on terms and conditions satisfactory to the New Investors.

          2H. Closing Documents. At the Closing, Acquisition shall have delivered to each New Investor such other documents relating to the transactions contemplated by this Agreement as any New Investor or the New Investors' special counsel may reasonably request.

          Section 3. Representations and Warranties of Acquisition. As a material inducement to the New Investors to enter into this Agreement and purchase the Acquisition Stock hereunder, Acquisition hereby represents and warrants that:

          3A. Organization, Corporate Power and Licenses. Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of Acquisition and its Subsidiaries taken as a whole. Acquisition possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

          3B.  Capital Stock and Related Matters.

          (i) As of the Closing and after giving effect to the transactions contemplated by this Agreement, the authorized capital stock of Acquisition shall consist of (a) 175,000 shares of Preferred Stock, 88,456.70 of which shall be issued and outstanding and (b) 1,500,000 shares of Common Stock, 175,471.66 of which shall be issued and outstanding. As of the Closing, neither Acquisition nor any of its subsidiaries shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Acquisition Stock. As of the Closing, neither Acquisition nor any of its Subsidiaries shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth in the Articles of Incorporation. As of the Closing, all of the outstanding shares of Acquisition's capital stock shall be validly issued, fully paid and nonassessable and the Common Stock to be issued upon the conversion of the Preferred Stock in accordance with the terms of the Articles of Incorporation shall, upon such issuance, be validly issued, fully paid and nonassessable.

          (ii) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Acquisition Stock hereunder. Acquisition has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Acquisition Stock hereunder does not require registration under the Securities Act or any applicable state securities laws. There are no agreements between Acquisition's stockholders with respect to the voting or transfer of Acquisition's capital stock or with respect to any other aspect of Acquisition's affairs.

          3C. Authorization; No Breach. The execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby to which Acquisition is a party, and the offering, sale and issuance of the Acquisition Stock hereunder have been duly authorized by Acquisition. This Agreement and all other agreements and instruments contemplated hereby to which Acquisition is a party each constitutes a valid and binding obligation of Acquisition, enforceable in accordance with its terms. The execution and delivery by Acquisition of this Agreement and all other agreements and instruments contemplated hereby to which Acquisition is a party, the offering, sale and issuance of the Acquisition Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by Acquisition, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon Acquisition's or any of its Subsidiaries' capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of Acquisition or any of its Subsidiaries, or any law, statute, rule or regulation to which Acquisition or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which Acquisition or any of its Subsidiaries is subject.

          3D. Conduct of Business; Liabilities. Except as contemplated by this Agreement, the Merger Agreement and all other agreements and instruments contemplated by the Merger Agreement and the consummation of the transactions contemplated herein and therein, prior to the Closing, Acquisition has not conducted any business, incurred any expenses, obligations or liabilities or entered into any contracts or agreements.

          3E. Merger Agreement Representations. The representations and warranties made by Acquisition in the Merger Agreement are true and correct in all respects as of the Closing.

          Section  4.    Definitions.

          4A. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against Acquisition, any filing or agreement to a file a financing statement as debtor under the Uniform Commercial Code or any similar statute (other that to reflect ownership by a third party of property leased to Acquisition under a lease which is not in the nature of a conditional sale or title retention agreement), or any subordination arrangements in favor of another Person.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Restricted Securities" means (i) the Acquisition Stock issued hereunder and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          Section  5.    Miscellaneous.

          5A. New Investor's Investment Representations.

          (i) Each New Investor hereby represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

          (ii) Each New Investor has been given full access to all information regarding Acquisition that it has requested from Acquisition and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Acquisition Stock to be purchased by it hereunder. Each New Investor is capable of evaluating and has evaluated the merits and risks of its purchase of the Acquisition Stock hereunder and is able to bear the economic risk of its investment in the Acquisition Stock.

          (iii) Each New Investor is an "accredited investor" as defined in Rule 501(a) under the Securities Act and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in the Acquisition Stock, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

          (iv) Each New Investor recognizes that it must bear the economic risk of the investment represented by its purchase of the Acquisition Stock for an indefinite period. Each New Investor understands that the Acquisition Stock has not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from the registration provisions thereof and that Acquisition's reliance on such exemption is predicated upon the representations of the New Investors set forth herein.

          (v) Each New Investor has the requisite power and authority to purchase the Restricted Securities to be purchased by such New Investor hereunder. This Agreement is a valid and binding obligation of such New Investor enforceable in accordance with its terms.

          (vi) The representations and warranties in this paragraph 5A are made severally by each New Investor with respect to such New Investor and not jointly with respect to all New Investors.

          5B.    Consent to Amendments. The provisions of this Agreement may be amended and Acquisition may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Acquisition has obtained the written consent of the holders of a majority of the Common Stock purchased hereunder. No course of dealing between Acquisition and the holder of any Acquisition Stock or any delay in exercising any rights hereunder or under the Articles of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Common Stock held by Acquisition or any of its Subsidiaries shall not be deemed to be outstanding.

          5C. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any New Investor or on its behalf.

          5D.    Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any New Investor's benefit as a New Investor or holder of Restricted Securities are also for the benefit of, and enforceable by, any subsequent holder of such Restricted Securities.

          5E.    Severability. Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          5F.    Entire Agreement. This Agreement and the agreements and
documents referred to herein contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

          5G.    Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          5H.    Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation and shall mean in each instance "including without limitation."

          5I.    Governing Law. All issues and questions concerning the
construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

          5J.    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each New Investor at the address indicated on the Schedule of New Investors and to Acquisition at the address indicated below:

          Notices to Acquisition:

          c/o William Blair Capital Partners VI, LLC
          227 West Monroe Street
          Suite 3400
          Chicago, Illinois 60606
          Attention: David G. Chandler
          Telephone: (312) 236-1600
          Facsimile: (312) 236-1042

          with a copies to (which shall not constitute notice):

          SCP Private Equity Partners
          800 Safeguard Building
          435 Devon Park Drive
          Wayne, Pennsylvania 19087
          Attention: Samuel A. Plum
                     Thomas G. Rebar
          Telephone: (610) 995-2900
          Facsimile: (610) 975-9543

          and

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attention: James L. Learner
          Telephone: (312) 861-2129
          Facsimile: (312) 861-2200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          5K.    No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          5L.    Understanding Among the New Investors. The determination of each New Investor to purchase the Acquisition Stock pursuant to this Agreement has been made by such New

Investor independent of any other New Investor and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of Acquisition and its Subsidiaries which may have been made or given by any other New Investor or by any agent or employee of any other New Investor. In addition, it is acknowledged by each of the New Investors that no New Investor has acted as an agent of any other New Investor in connection with making its investment hereunder and that no New Investor shall be acting as an agent of any other New Investor in connection with monitoring its investment hereunder.


                               *   *   *   *   *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                         PWT ACQUISITION CORP.


                         By:   /s/ David G. Chandler
                               ----------------------------------
                         Name:     David G. Chandler

                         Its:      President


                         By:   /s/ Lawrence I. Shagrin
                               ----------------------------------
                         Name:     Lawrence I. Shagrin

                         Its:      Assistant Secretary



                         WILLIAM BLAIR CAPITAL PARTNERS VI, L.P.

                         By:       William Blair Capital Partners VI, L.L.C.,

                         Its:      General Partner


                         By:   /s/ David G. Chandler
                               ----------------------------------
                         Name:     David G. Chandler

                         Its:      Managing Director



                         SCP PRIVATE EQUITY PARTNERS, L.P.

                         By:       SCP Private Equity Management, L.P.

                         Its:      General Partner

                         By:   /s/ Samuel A. Plum
                                   ---------------------------
                         Name:     Samuel A. Plum

                         Its:      General Partner

                         SAFEGUARD 98 CAPITAL, L.P.

                         By:       Safeguard Delaware, Inc.

                         Its:      General Partner

                         By:   /s/ Jerry L. Johnson
                               ---------------------
                         Name:     Jerry L. Johnson

                         Title:    Senior Vice President



                         TL VENTURES III L.P.

                         By:       TL Ventures III Management L.P.

                         Its:      General Partner

                         By:       TL Ventures III LLC

                         Its:      General Partner


                         By:   /s/ Mark J. DeNino
                               -------------------
                         Name:     Mark J. DeNino

                         Title:    Managing Director



                         TL VENTURES III OFFSHORE L.P.

                         By:       TL Ventures III Offshore Partners L.P.

                         Its:      General Partner

                         By:       TL Ventures III Offshore Ltd.

                         Its:      General Partner


                         By:   /s/ Mark J. DeNino
                               -------------------
                         Name:     Mark J. DeNino

                         Title:    Managing Director

                         TL VENTURES III INTERFUND L.P.

                         By:       TL Ventures III LLC

                         Its:      General Partner


                         By:   /s/ Mark J. DeNino
                               -------------------
                         Name:     Mark J. DeNino

                         Title:    Managing Director




                         ENERTECH CAPITAL PARTNERS, L.P.

                         By:       EnerTech Management, L.P.

                         Its:      General Partner

                         By:       EnerTech Management Company, L.L.C.

                         Its:      General Partner


                         By:   /s/ Scott Ungerer
                               ------------------
                         Name:     Scott Ungerer

                         Title:    Managing Director



                         SEGAL HOLDINGS, INC.

                         By:   /s/ Robert B. Segal
                               --------------------
                         Name:     Robert B. Segal

                         Title:    President



                         BANKAMERICA INVESTMENT CORPORATION

                         By:   /s/ M. Ann O'Brien
                               -------------------
                         Name:     M. Ann O'Brien

                         Title:    Managing Director

                         MIG PARTNERS VII

                         By:   /s/ M. Ann O'Brien
                               -------------------
                         Name:     M. Ann O'Brien

                         Title:    General Partner




                         SKIBO FAMILY LIMITED PARTNERSHIP

                         By:   /s/ Charles M. Skibo
                               ---------------------
                         Name:     Charles M. Skibo

                         Title:    General Partner

                           SCHEDULE OF NEW INVESTORS


                                           Number of      Purchase     Number of       Purchase    Total Purchase
                                           Shares of       Price       Shares of        Price         Price for
                                           Preferred   for Preferred     Common       for Common    Preferred and
             Name and Address                Stock         Stock         Stock          Stock       Common Stock
--------------------------------------     ----------  --------------  ----------    ------------  --------------
SCP Private Equity Partners, L.P.           21,317.00  $ 7,674,120.00   33,250.00     $227,380.00  $ 7,901,500.00
800 The Safeguard Bldg.
435 Devon Park Drive
Wayne, PA 19087

William Blair Capital Partners VI, L.P.     21,317.00  $ 7,674,120.00   33,250.00     $227,380.00  $ 7,901,500.00
227 West Monroe Street
Suite 3400
Chicago, IL 60606

Safeguard 98 Capital, L.P.                  21,317.00  $ 7,674,120.00   33,250.00     $227,380.00  $ 7,901,500.00
c/o Safeguard Scientifics, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087

TL Ventures III L.P.                        15,313.30  $ 5,512,788.00   23,885.00     $163,337.33  $ 5,676,125.33
c/o TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1515
Attention:  Chief Financial Officer
Telephone:  (610) 971-1515
Telecopier: (610) 975-9330

TL Ventures III Offshore L.P.                3,205.40  $ 1,153,944.00    5,000.00     $ 34,191.50  $ 1,188,135.50
c/o Trident Trust Company (Cayman)
Limited
P.O. Box 847
One Capital Place, Fourth Floor
Grand Cayman, Cayman Islands

with a copy to:

TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1515
Attention:  Chief Financial Officer
Telephone:  (610) 971-1515
Telecopier: (610) 975-9330

TL Ventures III Interfund L.P.                 500.00  $   180,000.00      780.00     $  5,334.00  $   185,334.00
c/o TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA  19087-1515
Attention:  Chief Financial Officer
Telephone:  (610) 971-1515
Telecopier: (610) 975-9330

                                            Number of     Purchase      Number of      Purchase   Total Purchase
                                            Shares of    Price for      Shares of        Price       Price for
                                            Preferred    Preferred       Common       for Common   Preferred and
           Name and Address                   Stock        Stock          Stock          Stock     Common Stock
---------------------------------------     ---------  --------------   ---------     -----------  --------------
EnerTech Capital Partners, L.P.              2,298.30  $   827,388.00    3,585.00     $ 24,517.17  $   851,905.17
435 Devon Park Drive, Suite 410
Wayne, PA  19087

BankAmerica Investment Corporation           1,886.80  $   679,248.00    2,941.33     $ 20,125.33  $   699,373.33
c/o Bank of America Mezzanine
Investments Group
231 South LaSalle Street, 12th Floor
Chicago, IL 60697

MIG Partners VII                               471.70  $   169,812.00      735.33     $  5,031.33  $   174,843.33
c/o Bank of America Mezzanine
Investments Group
231 South LaSalle Street, 12th Floor
Chicago, IL 60697

Segal Holdings, Inc.                           830.20  $   298,872.00    1,295.00     $  8,854.67  $   307,726.67
1350 Avenue of the Americas                              (By services                (By services    (By services
Suite 1802                                                 rendered)                   rendered)       rendered)
New York, NY 10019

Skibo Family Limited Partnership                    0  $         0.00   37,500.00        As              As
c\o Strategic Enterprises and                                                      consideration   consideration
  Communications, Inc.                                                              for release     for release
9045 Hollyleaf Lane
Bethesda, MD  20817


                                         ------------------------------------------------------------------------
                             Totals:        88,456.70  $31,844,412.00  175,471.66     $943,531.33  $32,787,943.33

                                                       $   298,872.00                 $  8,854.67  $   307,726.67
                                                         (By services                (By services    (By services
                                                            rendered)                   rendered)       rendered)